EXHIBIT 10.21

THIRD AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This THIRD AMENDMENT (this “Amendment”) to the Purchase and Sale Agreement dated as of November 4, 2024 (the “Purchase Agreement”) by and among KalVista Pharmaceuticals Limited, DRI UK LP (“DRI”), and solely for the purposes of the Guarantor Provisions therein, KalVista Pharmaceuticals, Inc. (together with KalVista Pharmaceuticals Limited, “KalVista”) (DRI and KalVista collectively referred to herein as the “Parties”), as amended by that certain First Amendment to the Purchase Agreement dated as of May 22, 2025, as further amended by that certain Second Amendment to the Purchase Agreement dated as of September 2, 2025, is dated as of February 3, 2026 (the “Effective Date”) and entered into by the Parties. Capitalized terms used herein without definition have the meaning set forth in the Purchase Agreement.

WITNESSETH

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, the Parties hereby amend the Purchase Agreement as set forth below.

1. All references to “thirty (30) calendar days” in Sections 5.2(a) and 5.2(b) shall be removed and replaced with “forty-five (45) calendar days.”

2. Except as so modified pursuant to this Amendment, the Purchase Agreement is ratified and confirmed in all respects. This Amendment is effective as of the Effective Date.

3. This Amendment will be binding upon, and will inure to the benefit of, the Parties hereto and their respective permitted successors and assigns.

4. This Amendment will be governed by, and interpreted in accordance with, the laws of the State of New York, all rights and remedies being governed by such laws without regard to principles of conflicts of laws.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has entered into this Amendment as of the Effective Date.

DRI:

DRI UK LP

By: DRI UK LLC
Its: General Partner

By:	/s/ Grant Cellier
Name:	Grant Cellier
Title:	Manager

KALVISTA:

KALVISTA PHARMACEUTICALS LIMITED

By:	/s/ Brian Piekos
Name:	Brian Piekos
Title:	Director

KALVISTA PHARMACEUTICALS INC.

By:	/s/ Brian Piekos
Name:	Brian Piekos
Title:	Chief Financial Officer

[Third Amendment to Purchase and Sale Agreement]